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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-69689 of ARIAD Pharmaceuticals, Inc. of our report dated January 30, 1998, appearing in the Annual Report on Form 10-K of ARIAD Pharmaceuticals, Inc. for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.



     /s/ DELOITTE & TOUCHE LLP

     Boston, Massachusetts
     February 9, 1999